UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2020

Ford Credit Floorplan Master Owner Trust A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-227766

Central Index Key Number: 0001159408

Ford Credit Floorplan LLC and Ford Credit Floorplan Corporation

(Exact Name of Registrants/Depositors as Specified in Charter)

Commission File Numbers: 333-227766-01 and 333-227766-02

Central Index Key Numbers: 0001061198 and 0000872471

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrants)

38-3372243  and  38-2973806

(IRS Employer Identification No. of the Registrants)

c/o Ford Motor Company — Ford Credit SPE Management Office World Headquarters, Suite 802 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrants)	(Zip Code)

Registrants’ telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01                                           Other Events

In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated September 15, 2020, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Floorplan LLC, as registrants (the “Registrants” or the “Depositors”), the documents listed in Item 9.01(d) below are being filed.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement.  Copies of the legality and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrants, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description
5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.
8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their respective behalves by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

	By:	/s/ Nathan Herbert
Name:Nathan Herbert
Title:Assistant Secretary

FORD CREDIT FLOORPLAN LLC

	By:	/s/ Nathan Herbert
Name:Nathan Herbert
Title:Assistant Secretary

Dated: September 18, 2020